UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 23, 2013, Eagle Rock Energy Partners, L.P. (the “Partnership") issued a press release announcing, among other things, its cash distribution for the quarter ended March 31, 2013. In the press release, the Partnership disclosed that it will announce earnings for the quarter ended March 31, 2013 after the market closes on Wednesday, May 1, 2013, and hold an earnings conference call at 2:00 p.m. Eastern Time (1:00 p.m. Central Time) on Thursday, May 2, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, and the attached Exhibit 99.1, includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01 and the attached exhibit, that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, marketing, and trading of natural gas and natural gas liquids, please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2012, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On April 23, 2013, the Partnership announced that it will pay a cash distribution of $0.22 to all common unitholders for the quarter ended March 31, 2013. The Partnership will pay this distribution on May 15, 2013 to its common unitholders of record as of close of business on May 7, 2013.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description

99.1        Press Release of Eagle Rock Energy Partners, L.P., dated April 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: April 23, 2013	By:	/s/ Charles C. Boettcher
Name: Charles C. Boettcher
Title: Senior Vice President and General Counsel

Exhibit Index
Exhibit No.        Description
99.1            Press release of Eagle Rock Energy Partners, L.P., dated April 23, 2013.